UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2009

WELLS FARGO & COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-02979	No. 41-0449260
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip Code)

1-866-249-3302

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 14, 2009, Wells Fargo & Company (“Wells Fargo”) issued a press release announcing that it will repay the entire $25 billion investment provided to Wells Fargo under the Troubled Asset Relief Program. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Additionally, certain presentation materials relating to Wells Fargo’s December 14, 2009 conference call to discuss the details of a common stock offering are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 14, 2009.

99.2	Company Presentation, dated December 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 14, 2009	WELLS FARGO & COMPANY

	By:	/s/ Howard I. Atkins
	Name:	Howard I. Atkins
	Title:	Senior Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 14, 2009.

99.2	Company Presentation, dated December 14, 2009.

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